SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 18, 2004

SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of February 1, 2004 and the Sale and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of Mortgage Loan Asset Backed Securities, Series 2004-1)

         Saxon Asset Securities Company
(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Notes and Certificates, Series 2004-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-111832) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,100,000,000 in aggregate principal amount of Class A, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Notes (the “Notes”) and Class S Certificates (the “Certificates” and, together with the Notes, the “Offered Securities”) of its Mortgage Loan Asset Backed Securities, Series 2004-1 and one class of trust certificates (the “Trust Certificates” and, together with the Offered Securities, the “Securities”) on February 19, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the Prospectus, dated January 22, 2004, as supplemented by the Prospectus Supplement, dated February 16, 2004 (the “Prospectus Supplement”), to file information relating to subsequent mortgage loans (the “Subsequent Mortgage Loans”) purchased by the Registrant.

Pursuant to the Subsequent Sales Agreement (the “Subsequent Sales Agreement”), attached as Exhibit 99.1, dated May 18, 2004, between Saxon Mortgage, Inc. (“SMI”) and Saxon Asset Securities Company (“Saxon”), and acknowledged by Deutsche Bank Trust Company Americas (the “Indenture Trustee”), the Registrant purchased Subsequent Mortgage Loans for inclusion in the Trust Estate of Saxon Asset Securities Trust 2004-1 (the “Issuer”) pursuant to the Sale and Servicing Agreement, dated as of February 1, 2004 (the “Sale and Servicing Agreement”), among the Issuer, Saxon as depositor, SMI, as master servicer, Saxon Mortgage Services, Inc., as servicer and the Indenture Trustee, a form of which was filed as an exhibit to the Registrant’s Form 8-K filed on March 1, 2004.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement and in the Subsequent Sales Agreement, as applicable.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Subsequent Sales Agreement, dated May 18, 2004,  between Saxon Mortgage, Inc. and Saxon Asset Securities Company, and acknowledged by Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:   /s/ Ernest G. Bretana

       Name:  Ernest G. Bretana

       Title:    Vice President

Dated:  May 18, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Subsequent Sales Agreement, dated May 18, 2004,
between Saxon Mortgage, Inc. and Saxon Asset
Securities Company, and acknowledged by Deutsche
Bank Trust Company Americas, as Indenture Trustee.